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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 16, 1998



                 Marriott Residence Inn II Limited Partnership
                 ---------------------------------------------
                 (Exact name of registrant as specified in its
                                    charter)


               Delaware                     033-24935          52-1605434
--------------------------------------  ----------------   ------------------
    (State or other jurisdiction of     (Commission File    (I.R.S. Employer
     incorporation or organization)          Number)       Identification No.)

         10400 Fernwood Road, Bethesda, Maryland             20817
         ----------------------------------------            ------
         (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (301) 380-9000

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ITEM 5.   OTHER EVENTS.

     The Partnership is one of six limited partnerships which is included in a proposal to consolidate into an umbrella partnership real estate investment trust, as described in the preliminary Prospectus/Consent Solicitation Statement as filed with the Securities and Exchange Commission on Form S-4 (SEC File No. 333-42953). On April 16, 1998, the General Partner sent the Limited Partners of the Partnership a letter to update them on the status of the transaction. Such letter is being filed as an exhibit to this Current Report on Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

99.1 Letter to Limited Partners of Marriott Residence Inn II Limited Partnership, dated April 16, 1998.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MARRIOTT RESIDENCE INN II LIMITED PARTNERSHIP


                              By: Marriott RIBM Two Corporation, its general partner


Date:  May 5, 1998                  By:  /s/ Bruce F. Stemerman
                                         -------------------------
                                         Name:  Bruce F. Stemerman
                                         Title: President

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                                 EXHIBIT INDEX



Exhibit No.                          Description
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99.1                                 Letter to Limited Partners of
                                     Marriott Residence Inn II Limited
                                     Partnership, dated April 16, 1998.

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